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                                                                      Exhibit 21

Subsidiary                                         Jurisdiction of Incorporation
----------                                         -----------------------------

Abilene Broadcasting, LLC                                      Delaware
Airwaves, Inc.                                                 Delaware
Indiana Broadcasting LLC                                       Delaware
KXAN, Inc.                                                     Delaware
KXTX Holdings, Inc.                                            Delaware
LIN Airtime, LLC                                               Delaware
LIN Sports, Inc.                                               Delaware
LIN Television Corporation                                     Delaware
LIN Television of San Juan, Inc.                               Delaware
LIN Television of Texas, Inc.                                  Delaware
LIN Television of Texas, L.P.                                  Delaware
LIN TV Corp.                                                   Delaware
Linbenco, Inc.                                                 Delaware
North Texas Broadcasting Corporation                           Delaware
Primeland Television, Inc.                                     Delaware
Providence Broadcasting, LLC                                   Delaware
S&E Network, Inc.                                           Puerto Rico
Televicentro of Puerto Rico, LLC                               Delaware
TVL Broadcasting of Abilene, Inc.                              Delaware
TVL Broadcasting of Rhode Island, LLC                          Delaware
TVL Broadcasting, Inc.                                         Delaware
WAVY Broadcasting, LLC                                         Delaware
WDTN Broadcasting, LLC                                         Delaware
WEYI Broadcasting, LLC                                         Delaware
WEYI Television, Inc.                                          Delaware
WIVB Broadcasting, LLC                                         Delaware
WNJX-TV, Inc.                                                  Delaware
WOOD License Co., LLC                                          Delaware
WOOD Television, Inc.                                          Delaware
WTNH Broadcasting, Inc.                                        Delaware
WUPW Broadcasting, LLC                                         Delaware
WWLP Broadcasting, LLC                                         Delaware